SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                Date of Report:
                                  May 8, 2001
                                ---------------
                        (Date of earliest event reported)



                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                    001-11001                06-0619596
----------------------------    ----------------------     -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



3 High Ridge Park, P.O. Box 3801,  Stamford, Connecticut          06905
--------------------------------------------------------          -----
       (Address of principal executive offices)                 (Zip code)



                                 (203) 614-5600
                                 --------------
              (Registrant's telephone number, including area code)


                           No change since last report
                           ---------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        (c)     Exhibits

                99.1 Press release of Citizens Communications Company released May 8, 2001 announcing earnings for the quarter ended March 31, 2001.

                99.2  Financial and operating data.

Exhibit 99.1

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net


Contact:
Brigid Smith
Assistant Vice President,
Corporate Communications
203.614.5042
bsmith@czn.com

                Citizens Communications Reports Financial Results
                          for the First Quarter of 2001

Stamford, Conn., May 8, 2001-- Citizens Communications (NYSE:CZN) today reported financial results for the quarter ended March 31, 2001. Consolidated first-quarter revenue from continuing operations, which includes revenue from the company's telecommunications, electric and gas operations, was $624.3 million, up 39 percent from the first quarter of 2000. The company's incumbent local exchange carrier and competitive local exchange carrier operations (telecommunications and Electric Lightwave operations) accounted for $349.1 million and $282.4 million of first quarter 2001 and 2000 revenue, respectively. The company's gas operations accounted for $220.5 million and $113.1 million of the first quarter 2001 and 2000 revenue, respectively. The company's electric operations accounted for $54.7 million and $53.2 million of the first quarter 2001 and 2000 revenue, respectively.

First quarter 2001 EBITDA (operating income plus depreciation and amortization) from continuing operations totaled $193.6 million, a 44 percent increase over 2000 first quarter EBITDA of $134.7 million.

The current and year-ago quarters include $153.1 million and $95.5 million in EBITDA, respectively, from the company's telecommunications and Electric Lightwave operations. The current and year-ago quarter also include $28.8 million and $24.5 million in EBITDA, respectively, from the company's gas operations and $11.7 million and $14.7 million, respectively, in EBITDA from the company's electric operations.

First quarter consolidated net income was $19.7 million, or .07 cents per share, compared to consolidated net income of $7.3 million, or .03 cents per share for the prior year quarter.

Telecommunications  - Incumbent  Local Exchange  Carrier (ILEC )
Revenue for the first quarter of 2001 from the company's ILEC was $287.3 million, up 27 percent from $226.3 million for the 2000 first quarter. Acquisitions completed in the second half of 2000 of approximately 335,000 access lines accounted for $48.1 million of the increase. The remainder of the increase in 2001 ILEC revenue, $12.9 million, was the result of internal growth.

ILEC EBITDA for the first quarter was $149.0 million, up 46 percent from $102.0 million in the prior year period, resulting in an EBITDA margin of 52 percent. First quarter ILEC EBITDA results included $5.5 million of assimilation expense related to pending acquisitions of telephone access lines. Absent this one-time expense, continuing ILEC EBITDA was $154.5 million, a 46 percent increase over the prior year's corresponding period, for an EBITDA margin of 54 percent for the 2001 first quarter compared to 47 percent in the first quarter of 2000. Acquisitions accounted for ILEC EBITDA of $28.2 million, or 58 percent of the increase.

Electric Lightwave, Inc. (NASDAQ:ELIX) (ELI)
First quarter ELI revenue totaled $62.6 million compared to $56.8 million for the prior year period, a 10 percent improvement.

ELI first quarter EBITDA was $3.3 million, a $10 million improvement over the $6.7 million loss of the year ago first quarter.

ELI received a letter from The Nasdaq Stock Market, Inc., dated April 2, 2001, informing it that ELI's Class A Common Stock failed to maintain a minimum bid price of $5.00 over the prior 30 consecutive trading days which does not meet the minimum listing criteria of Nasdaq for shares listed on the National Market System. If the bid price for ELI's Class A Common Stock is not at least $5.00 for 10 consecutive days prior to July 2, 2001, subject to the filing of an application and its approval, ELI's listing will be transferred to the Nasdaq Small Cap Market. In addition, ELI has the opportunity to appeal any change in status to a Nasdaq Listing Qualifications Panel. ELI intends to explore its options, including an appeal and a transfer to the Nasdaq Small Cap Market, unless the price of its Class A Common Stock has achieved the minimum level. At the close of business on May 8, 2001, the bid price for a share of ELI's Class A Common Stock was $2.70.


About Citizens Communications
-----------------------------
Citizens Communications serves 1.4 million access lines in 17 states and is acquiring an additional 1.7 million access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.



                                      Citizens Communications Company
                                  Financial and Operating Data by Service
                                                (unaudited)

                                                                                                For the quarter ended
                                                                                                       March 31,
                                                                                                ----------------------       %
      (Amounts in thousands - except per-share amounts)                                           2001          2000       Change
                                                                                                --------     --------     -------
      Income Statement Data (1)
      Revenue from continuing operations                                                        $624,281     $448,702         39%
      Operating income from continuing operations                                                 87,883       38,732        127%
      Income from discontinued operations, net of tax                                              1,108          681         63%
      Net income                                                                                  19,723        7,326        169%

      EBITDA Data (2)
      EBITDA from continuing operations before acquisition assimilation expenses                $199,073     $138,687         44%
      EBITDA from continuing operations                                                          193,589      134,713         44%
      EBITDA from discontinued operations                                                          8,724        7,952         10%
      Total Company EBITDA                                                                       202,313      142,665         42%

      Per Share Data
      Basic net income per share of common stock                                                $   0.07     $   0.03        133%
      EBITDA per share from continuing operations                                                   0.74         0.52         42%
      EBITDA per share from discontinued operations                                                 0.03         0.03           -
      Total Company EBITDA per share                                                                0.77         0.55         40%
      EBITDA per share from continuing operations before acquisition assimilation expenses          0.76         0.53         43%

      Weighted average shares outstanding                                                        263,036      261,427          1%

(1) Includes our Incumbent Local Exchange Carrier (ILEC), Electric Lightwave, Inc. (ELI), (our Competitive Local Exchange Carrier) and our natural gas and electric businesses.
     The natural gas and electric businesses are presented in continuing operations in the selected income statement data and as assets held for sale on our balance sheet.
     We are reporting our water and wastewater businesses as discontinued operations.
     Prior year has been restated to conform to current presentation. Continuing operations reflect the elimination of intercompany transactions (see segment footnote in the SEC Form 10-Q).
(2)  EBITDA is Operating income plus depreciation and amortization.

Exhibit 99.2

                     Citizens Communications Company
                       Consolidated Financial Data
                              (unaudited)

                                                                                 For the quarter ended
                                                                                        March 31,
                                                                                 ----------------------
                                                                                                            %
(Amounts in thousands - except per-share amounts)                                   2001       2000       Change
                                                                                 -----------  ---------  -------
Income Statement Data
Continuing operations  (1)
     Revenue                                                                      $  624,281  $  448,702     39%
     Cost of Services                                                                226,121     121,166     87%
     Depreciation and amortization                                                   105,706      95,981     10%
     Other operating expenses                                                        199,087     188,849      5%
     Acquisition assimilation expenses                                                 5,484       3,974     38%
     Operating income                                                                 87,883      38,732    127%
     Investment and other income, net                                                  2,784       5,598    -50%
     Minority interest                                                                     -       6,285   -100%
     Interest expense                                                                 61,452      37,590     63%
     Income tax expense (benefit)                                                      9,047       4,827     87%
     Convertible preferred dividends                                                   1,553       1,553       -
     Income (loss) from continuing operations                                         18,615       6,645    180%
Income from discontinued operations, net of tax                                        1,108         681     63%
Net income (loss)                                                                     19,723       7,326    169%

EBITDA and Capital Expenditure Data (2)
     EBITDA from continuing operations                                            $  193,589  $  134,713     44%
     EBITDA from discontinued operations                                               8,724       7,952     10%
     Total Company EBITDA                                                            202,313     142,665     42%
     EBITDA from continuing operations before acquisition assimilation expenses      199,073     138,687     44%
     Capital expenditures from continuing operations                                  96,916     133,249    -27%
     Capital expenditures from assets held for sale                                   17,053      16,972       -
     Capital expenditures from discontinued operations                                10,032      11,757    -15%
     Total Company capital expenditures                                              124,001     161,978    -23%

Balance Sheet Data
     Cash and investments                                                         $  215,929  $  590,644    -63%
     Total assets                                                                  6,811,703   5,758,465     18%
     Net plant (continuing operations)                                             3,498,737   2,946,976     19%
     Assets held for sale                                                          1,222,773   1,064,604     15%
     Assets of discontinued operations                                               673,994     587,706     15%
     Long-term debt (continuing operations)                                        2,981,496   2,193,494     36%
     Equity                                                                        1,730,308   1,869,492     -7%
     Shares of common stock outstanding                                              263,369     260,583      1%
     Weighted average shares outstanding                                             263,036     261,427      1%

Per-Share Data (3)
     Basic net income (loss) per share of common stock                            $     0.07  $     0.03    133%
     EBITDA per share from continuing operations                                        0.74        0.52     42%
     EBITDA per share from discontinued operations                                      0.03        0.03      -
     Total Company EBITDA per share                                                     0.77        0.55     40%
     Book value per share                                                               6.58        7.15     -8%

Other Financial Data
     Long-term debt to long-term debt and equity                                         63%         54%
     Common equity market capitalization (in billions)                            $     3.33  $     4.27
     Equity market capitalization (in billions)                                   $     3.54  $     4.52
     Market capitalization (in billions)  (4)                                     $     6.52  $     6.71


(1) Includes our Incumbent Local Exchange Carrier (ILEC), Electric Lightwave, Inc. (ELI), (our Competitive Local Exchange Carrier) and our natural gas and electric businesses.
     The natural gas and electric businesses are presented in continuing operations in the selected income statement data and as assets held for sale in the balance sheet data.
     We are reporting our water and wastewater businesses as discontinued operations.
     Prior year has been restated to conform to current presentation. Continuing operations reflect the elimination of intercompany transactions (see segment footnote in the SEC Form 10-Q).
(2)  EBITDA is Operating income plus depreciation and amortization.
(3)  Calculated based on weighted average shares outstanding.
(4)  Equity market capitalization plus long-term debt.

                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                               For the quarter ended
                                                                     March 31,
                                                               ---------------------
                                                                                          %
(Dollars in thousands, except operating data)                    2001        2000       Change
                                                               ----------   ---------  ---------
ILEC

Select Income Statement Data
Revenue
    Local network services                                     $   86,116  $   63,230      36%
    Enhanced services                                              14,576       9,823      48%
    Network access services                                        74,921      71,840       4%
    Special access services                                        23,408      15,214      54%
    Subsidies                                                      34,070      19,815      72%
    Long distance                                                  22,175      20,280       9%
    Data                                                            8,432       4,730      78%
    Directory services                                             10,690       8,895      20%
    Conferencing revenue                                            5,660       5,168      10%
    Other                                                           7,296       7,317       0%
Total revenue                                                     287,344     226,312      27%
    Network access expense                                         17,297      19,662     -12%
    Depreciation and amortization                                  86,377      70,006      23%
    Other operating expenses                                      115,515     100,698      15%
    Acquisition assimilation expenses (1)                           5,484       3,974      38%
Total expense                                                     224,673     194,340      16%
Operating income                                                   62,671      31,972      96%

EBITDA and Capital Expenditure Data
    EBITDA (2)                                                 $  149,048  $  101,978      46%
    EBITDA margin (3)                                                 52%         45%        -
    EBITDA before acquisition assimilation expenses               154,532     105,952      46%
    EBITDA margin before acquisition assimilation expenses            54%         47%        -
    Capital expenditures                                           76,582     107,863     -29%

Balance Sheet Data
    Total assets                                               $3,497,464  $2,437,620      43%
    Net plant                                                   2,596,276   2,103,506      23%

Operating Data
    Access Lines:
       Embedded properties                                      1,048,946   1,007,250       4%
       Acquired properties                                        338,347           -      n/a
      Total Access lines                                        1,387,293   1,007,250      38%
    Switched access minutes of use (in millions)                    1,811       1,323      37%
    Employees                                                       4,274       3,627      18%
    Enhanced services units (in thousands) (4)                        633         423      50%
    DSL & Internet units (in thousands)                                74          34     118%
    Reciprocal compensation paid (in thousands)                $      432  $      100     332%



(1) Represents expenses associated with the completed and pending acquisition of approximately 2 million telephone access lines.
(2)  EBITDA is Operating income plus depreciation and amortization.
(3)  EBITDA divided by total revenue.
(4) Enhanced services units includes call waiting, call forwarding, caller ID, voice mail and bundle services.



                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                                      For the quarter ended
                                                                             March 31,
                                                                     --------------------------
                                                                                                    %
(Dollars in thousands, except operating data)                            2001           2000      Change
                                                                      -----------    ----------  --------
Electric Lightwave, Inc.

Select Income Statement Data
Revenue
     Network services                                                 $  25,768       $  16,004      61%
     Local telephone services                                            21,797          24,274     -10%
     Long distance services                                               3,084           4,596     -33%
     Data services                                                       11,913          11,904        -
Total revenue                                                            62,562          56,778      10%
     Network access expense                                              16,731          20,696     -19%
Gross margin                                                             45,831          36,082      27%
     Depreciation and amortization                                       18,894          12,755      48%
     Other operating expenses                                            42,538          42,747        -
Total expense                                                            78,163          76,198       3%
Operating loss                                                          (15,601)        (19,420)     20%

EBITDA and Capital Expenditure Data
     EBITDA (1)                                                       $   3,293       $  (6,665)    149%
     Capital expenditures  (2)                                           20,334          25,371     -20%

 Balance Sheet Data
     Total assets                                                     $ 928,399       $ 809,026      15%
     Gross plant                                                        983,041         824,671      19%

Operating Data
     Access Line Equivalents                                            195,215         180,935       8%
     Route miles                                                          5,924           5,905       0%
     Fiber miles                                                        296,173         293,687       1%
     Customers                                                            2,228           2,158       3%
     Buildings connected                                                    852             834       2%
     Employees                                                            1,031           1,182     -13%
     Revenue per employee                                             $  60,681       $  48,036      26%
     Reciprocal compensation received (in thousands)                  $   7,716       $   9,626     -20%


(1)    EBITDA is Operating income plus depreciation and amortization.
(2)    Excludes capitalized leases.

                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                                For the quarter ended
                                                                      March 31,
                                                              -------------------------
                                                                                            %
(Dollars in thousands, except operating data)                    2001          2000       Change
                                                              ------------   ----------   -------
Gas Sector

Select Income Statement Data
Revenue
     Residential distribution                                    $ 124,752    $  55,501      125%
     Commercial distribution                                        58,990       32,645       81%
     Industrial distribution                                        26,649       12,002      122%
     Municipal distribution                                          1,893        1,099       72%
     Total distribution                                            212,284      101,247      110%
     Transportation                                                  1,466        1,444        2%
     Other                                                           6,765       10,364      -35%
Total revenue                                                      220,515      113,055       95%
     Gas purchased                                                 163,163       57,271      185%
Gross margin                                                        57,352       55,784        3%
     Depreciation and amortization (1)                                 150        6,446      -98%
     Other operating expenses                                       28,588       31,264       -9%
Total expense                                                      191,901       94,981      102%
Operating income                                                    28,614       18,074       58%

EBITDA and Capital Expenditure Data
     EBITDA (2)                                                  $  28,764    $  24,520       17%
     Capital expenditures                                            7,407        7,775       -5%

 Balance Sheet Data
     Assets held for sale                                        $ 668,445    $ 592,250       13%
     Net plant                                                     541,943      497,656        9%

Operating Data
     Customers                                                     479,650      470,539        2%
     Employees                                                       1,016        1,027       -1%
     Customers per employee                                            472          458        3%
     Gross margin (net revenue) per employee                     $  56,449    $  54,317        4%
     Billion Cubic Feet of gas throughput (BCF)                       23.7         23.6         -


(1) Our gas operations are reported as "assets held for sale" and are expected to be sold for a profit. According, we ceased to record depreciation expense effective October 1, 2000.
(2)  EBITDA is Operating income plus depreciation and amortization.

                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                                For the quarter ended
                                                                      March 31,
                                                               -------------------------
                                                                                              %
(Dollars in thousands, except operating data)                      2001          2000       Change
                                                               ------------   ----------   --------
Electric Sector

Select Income Statement Data
Revenue
     Residential distribution                                    $  23,706     $  22,989       3%
     Commercial distribution                                        15,563        14,643       6%
     Industrial distribution                                        12,283        11,675       5%
     Municipal distribution                                          1,882         2,196     -14%
     Total distribution                                             53,434        51,503       4%
     Other                                                           1,263         1,689     -25%
Total revenue                                                       54,697        53,192       3%
     Electric energy and fuel oil purchased                         29,686        24,172      23%
Gross margin                                                        25,011        29,020     -14%
     Depreciation and amortization (1)                                   -         6,830    -100%
     Other operating expenses                                       13,312        14,324      -7%
Total expense                                                       42,998        45,326      -5%
Operating income                                                    11,699         7,866      49%

EBITDA and Capital Expenditure Data
     EBITDA (2)                                                  $  11,699     $  14,696     -20%
     Capital expenditures                                            9,646         9,197       5%

 Balance Sheet Data
     Assets held for sale                                        $ 554,328     $ 472,354      17%
     Net plant                                                     428,831       412,990       4%

Operating Data
     Customers                                                     124,456       122,097       2%
     Employees                                                         334           358      -7%
     Customers per employee                                            373           341       9%
     Gross margin (net revenue) per employee                     $  74,883     $  81,061      -8%
     Megawatt hours sold                                           465,332       437,929       6%
     Megawatt hours generated                                       99,069       100,815      -2%
     Megawatt hours purchased                                      392,461       373,675       5%


(1) Our electric operations are reported as "assets held for sale" and are expected to be sold for a profit. According, we ceased to record depreciation expense effective January 1, 2001.
(2)  EBITDA is Operating income plus depreciation and amortization.

                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)




                             By: /s/   Robert J. Larson
                                -----------------------
                                Robert J. Larson
                                Vice President and Chief Accounting Officer



Date: May 10, 2001